Exhibit 10.66











                           TRAVIS BOATS & MOTORS, INC.



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                                  SUBORDINATED
                             NOTE PURCHASE AGREEMENT
                           WITH SHAREHOLDER PURCHASERS



                          Dated as of December 14, 2001


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                                TABLE OF CONTENTS
                                                                                                                Page




Article I  DEFINITIONS; INTERPRETATION............................................................................1
         1.1  Definitions.........................................................................................1
         1.2  Interpretation......................................................................................1
         1.3  Accounting Terms....................................................................................2
Article II  ISSUANCE AND SALE OF SECURITIES.......................................................................2
         2.1  Commitment to Purchase..............................................................................2
Article III  CLOSING; CLOSING DELIVERIES..........................................................................2
         3.1  Closing.............................................................................................2
         3.2  Delivery of Securities..............................................................................2
Article IV  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................3
         4.1  Corporate Existence and Power.......................................................................3
         4.2  Corporate and Governmental Authorization; No Contravention..........................................3
         4.3  Binding Effect......................................................................................3
         4.4  Financial Information...............................................................................3
         4.5  Litigation..........................................................................................4
         4.6  Compliance with ERISA...............................................................................4
         4.7  Environmental Matters...............................................................................5
         4.8  Taxes...............................................................................................5
         4.9  Compliance with Laws................................................................................5
         4.10  Title to and Condition of Properties...............................................................5
         4.11  Not an Investment Company..........................................................................6
         4.12  Full Disclosure....................................................................................6
         4.13  Capitalization.....................................................................................6
         4.14  Non-Existence of Defaults..........................................................................6
         4.15  Capital............................................................................................6
         4.16  Solvency...........................................................................................6
         4.17  Accuracy of Statements.............................................................................7
Article V  REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER PURCHASERS...........................................7
         5.1  Authorization and Enforceability....................................................................7
         5.2  Government Approvals................................................................................7
         5.3  Brokers.............................................................................................7
Article VI  COMPLIANCE WITH SECURITIES LAWS.......................................................................7
         6.1  Investment Intent of the Shareholder Purchaser......................................................7
         6.2  Status of Notes.....................................................................................7
         6.3  Status of the Shareholder Purchaser.................................................................8
         6.4  Transfer............................................................................................8
Article VII  CONDITIONS PRECEDENT.................................................................................8
         7.1  Conditions Precedent to the Shareholder Purchaser's Obligations.....................................8
Article VIII  COVENANTS OF THE COMPANY...........................................................................10
         8.1  Information........................................................................................10
         8.2  Maintenance of Property; Insurance.................................................................12
         8.3  Compliance with Laws...............................................................................12
         8.4  Inspection of Property, Books and Records..........................................................12
         8.5  Ownership of Stock of Wholly-Owned Subsidiaries....................................................12
         8.6  Investments........................................................................................13
         8.7  Restricted Payments on Stock.......................................................................13
         8.8  Maximum Debt to Tangible Net Worth.................................................................13
         8.9  Senior Indebtedness Outstanding....................................................................13
         8.10  Consolidations, Mergers and Sales of Assets.......................................................13
         8.11  Changes to the Company's Business.................................................................14
         8.12  Lease Conversions.................................................................................14
         8.13  Transactions with Affiliates......................................................................14
         8.14  Senior Indebtedness Consent.......................................................................14
         8.15  Taxes.............................................................................................14
         8.16  No Additional Stores..............................................................................15


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Article IX  SUBORDINATION........................................................................................15
         9.1  Extent of Subordination............................................................................15
Article X  EVENTS OF DEFAULT.....................................................................................16
         10.1  Events of Default.................................................................................16
         10.2  Consequences of Events of Default.................................................................17
Article XI  REGISTRATION RIGHTS..................................................................................18
         11.1  Piggyback Registrations...........................................................................18
         11.2  Demand Registration...............................................................................20
         11.3  Registration Procedures...........................................................................21
         11.4  Expenses of Registration..........................................................................23
         11.5  Registration Indemnification......................................................................23
         11.6  Information to be Furnished by Registered Holders.................................................25
         11.7  Rule 144 Sales....................................................................................25
         11.8  Survival of Registration Rights...................................................................25
Article XII  SURVIVAL AND INDEMNIFICATION........................................................................25
         12.1  Survival..........................................................................................25
         12.2  Indemnification...................................................................................25
Article XIII  GENERAL PROVISIONS.................................................................................26
         13.1  Successors and Assigns............................................................................26
         13.2  Entire Agreement..................................................................................26
         13.3  Notices...........................................................................................26
         13.4  Amendment and Waiver..............................................................................27
         13.5  Counterparts......................................................................................27
         13.6  Headings..........................................................................................27
         13.7  Remedies Cumulative...............................................................................27
         13.8  Governing Law.....................................................................................28
         13.9  No Third Party Beneficiaries......................................................................28
         13.10  Severability.....................................................................................28
         13.11  Confidentiality..................................................................................28
         13.12  Limitation of Liability..........................................................................28
         13.13  Arbitration......................................................................................28
         13.14  Release of Claims................................................................................29
Article XIV  PURCHASER COVENANTS.................................................................................29
         14.1  Tender Offer Covenant.............................................................................29
         14.2  Dilution Protection Covenant......................................................................30

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LIST OF ANNEXES, EXHIBITS AND SCHEDULES

Annex 1- List of Shareholder Purchasers

Annex 2- Definitions

Exhibit A-        Form of Note

Schedule 4.4(c) - Material Adverse Changes

Schedule 4.14 - Material Defaults on Senior Indebtedness






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                                  SUBORDINATED
                             NOTE PURCHASE AGREEMENT

This SUBORDINATED NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of December 14, 2001, is by and between TRAVIS BOATS & MOTORS, INC., a Texas corporation (the "Company"), and the Shareholder Purchasers (collectively the "Shareholder Purchasers" and, together with such other Persons who may from time to time hold any notes the "Purchasers") named in Annex I hereto and signatory hereto.

Subject to the terms and conditions set forth herein, the Shareholder Purchasers desire to purchase from the Company, and the Company desires to issue and sell to the Shareholder Purchasers, promissory notes. In addition, the Company is simultaneously selling an additional promissory note to Brunswick Corporation, a Delaware corporation ("Brunswick") in the principal amount of $3,000,000 (the "Brunswick Note").

In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereto, intending legally to be bound hereby, agree as follows:

                                   ARTICLE I

                           DEFINITIONS; INTERPRETATION

         1.1 Definitions. Unless a clear contrary intention appears, capitalized terms that are defined in Annex II shall have the respective indicated meanings when used in this Agreement or the Notes.

         1.2 Interpretation. Unless a clear contrary intention appears or the context otherwise requires, in this Agreement and the Notes:

                  (a) the singular number , word or phrase includes the plural number, word or phrase and vice versa;

                  (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                  (c) reference to any gender includes each other gender;

                  (d) reference to any agreement (including this Agreement and the Annex, Schedules and Exhibits hereto), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

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                  (e) reference to any applicable law means such  applicable law as amended,  modified,  codified or reenacted, in whole or in part, and
         in  effect  from  time  to  time,   including   rules  and  regulations
         promulgated thereunder;

                  (f) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or Schedule or Exhibit hereto;

                  (g) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

                  (h) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

                  (i) relative to the determination of any period of time, "from" means "from and including" and "to" and "through" means "to but excluding".

         1.3 Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the Base Financials.

                                   ARTICLE II

                         ISSUANCE AND SALE OF SECURITIES

         2.1 Commitment to Purchase. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company contained herein, each Shareholder Purchaser agrees to purchase convertible subordinated notes in the form set forth as Exhibit A hereto in the principal amount set forth opposite their name on Annex I to this Agreement (the "Notes"). The purchase price for the Notes shall be 100% of the principal amount thereof. The obligation of the Shareholder Purchasers to purchase any Notes hereunder at the Closing will expire at 5:00 P.M. (Austin time) on December 14, 2001.

                                  ARTICLE III

                           CLOSING; CLOSING DELIVERIES

         3.1 Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Jenkens & Gilchrist, 600 Congress Avenue, Austin, TX 78701, at such time and date (prior to December 14, 2001) after all conditions to closing have been satisfied as shall be agreed upon by the parties hereto. The date of the Closing is herein sometimes called the "Closing Date".

         3.2 Delivery of Securities. At the Closing, the Company will deliver to the Shareholder Purchasers a Note in each Shareholder Purchaser's name, or if requested by such Shareholder Purchaser, in the name of a Subsidiary or

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Affiliate of such  Shareholder  Purchaser,  duly  executed and dated the Closing
Date, in the aggregate principal amount set forth opposite their name on Annex I, and the Shareholder Purchaser shall deliver to the Company by wire transfer or certified check the principal amount set forth opposite their name on Annex I.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Shareholder Purchaser as follows:

         4.1 Corporate Existence and Power. Each of the Company and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such governmental licenses, authorizations, consents and approvals would not materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries and would not in any manner draw into question the validity of any Financing Document.

         4.2 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company of each Financing Document are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company, of any agreement relating to Senior Indebtedness or of any other agreement, judgment, injunction, order, decree or other instrument that is material, individually or in the aggregate, and that is binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries. The Board of Directors of the Company has taken the necessary action so that the three year moratorium set forth in the Texas Business Combination Law does not apply to the transactions contemplated by this Agreement, including without limitation, the issuance or the conversion of the Notes, or to any subsequent business combination between each of the Shareholder Purchasers and the Company.

         4.3 Binding Effect. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding or action in equity or at law).

         4.4 Financial Information.

                  (a) The Base Financials, copies of which have been made available or delivered to the Shareholder Purchasers, fairly present, in conformity with generally accepted accounting principles, the

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         consolidated  financial  position of the  Company and its  Consolidated
         Subsidiaries as of September 30, 2000 and their consolidated results of operations and cash flows for the fiscal year of the Company and its Consolidated Subsidiaries then ended.

                  (b) The unaudited condensed  consolidated balance sheet of the
         Company and its Consolidated Subsidiaries as of June 30, 2001 and the related unaudited condensed consolidated statements of income and cash flows for the three and nine months then ended, set forth in the Company's quarterly report for the fiscal quarter ended June 30, 2001 as filed with the Commission on Form 10-Q, a copy of which has been made available or delivered to the Shareholder Purchasers, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the Base Financials, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three and nine month periods (subject to normal year-end adjustments, the absence of footnote disclosure and condensation pursuant to GAAP and the rules of the Commission).

                  (c) Except as set forth in Schedule 4.4(c), since June 30, 2001, there has been no material adverse change in the business, financial position, results of operations or prospects of the Company and its Consolidated Subsidiaries, considered as a whole.

         4.5 Litigation. Except as disclosed in the Company's Form 10-K for the year ended September 30, 2000 or the Company's quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2001 as filed with the Commission, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries or which in any manner draws into question the validity of any Financing Document.

         4.6 Compliance with ERISA. Each member of the ERISA Group has complied with its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standards under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan, or made any amendment to any Plan, which has resulted or could reasonably be expected to result, prior to the first anniversary of the maturity of the Notes, in the imposition of a Lien or the posting of a bond or other security under Section 302(f) of ERISA or
Section 401(a)(29) or 412(n) of the Internal Revenue Code, (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA or (iv) within the preceding five plan years, with respect to any Other Plan, engaged in any transaction described in
Section 4069 or Section 4212(c) of ERISA.

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         4.7 Environmental  Matters.  The Company has reasonably concluded that, to its best knowledge, Environmental Laws are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the Company and its Consolidated Subsidiaries, considered as a whole.

                  (a) As of the date hereof and the Closing Date, to the knowledge of the Company and its Subsidiaries no material claim, investigation or written inquiry has been made, and the Company is not aware of any circumstances which would warrant or give rise to such a claim, investigation or inquiry, with regard to the Company or any of its Subsidiaries, in respect of any facility owned, or to the knowledge of the Company and its Subsidiaries, leased or operated, either now or in the past, by the Company or any of its Subsidiaries, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or pursuant to any other Environmental Law, or by the Environmental Protection Agency or by any state, local, municipal or foreign enforcement agency having jurisdiction over the protection of the environment, or by any other Person in respect of or under any Environmental Law.

         4.8 Taxes. United States federal income tax returns of the Company and its Subsidiaries have been filed through the year ended December 31, 2000, and are materially correct and are not subject to amendment that would have an material adverse effect on the Company and its Consolidated Subsidiaries considered as a whole. The Company and its Subsidiaries have filed all United States federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Subsidiaries other than any such taxes the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been established. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

         4.9 Compliance with Laws. The Company and each of its Subsidiaries complies with all other applicable laws, ordinances, rules, regulations and requirements of governmental authorities, except where the failure to so comply would not materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Subsidiaries and would not in any manner draw into question the validity of any Financing Document.

         4.10 Title to and Condition of Properties. As of the date hereof and the Closing Date (a) the Company and its Subsidiaries have good and marketable title to all of the properties and other assets (real or personal, tangible, intangible, intangible or mixed) they own or purport to own and (b) all leases to which the Company or any of its Subsidiaries is a party as lessee or sublessee are in full force and effect, except for such defects in title and such invalidity or unenforceability of leases as, in the aggregate, could not materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole.

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         4.11 Not an  Investment  Company.  Neither  the  Company nor any of its
Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

         4.12 Full Disclosure. As of the date hereof and the Closing Date, all information furnished in writing by the Company to the Shareholder Purchasers for purposes of or in connection with this Agreement or any transaction contemplated hereby was true and accurate in all material respects on the date as of which such information was stated or certified. As of the date hereof and the Closing Date, the Company has disclosed to the Shareholder Purchasers in writing, including all disclosures set forth on the Company's annual report on Form 10-K for the fiscal year ended September 30, 2000, and all quarterly reports filed by the Company thereafter with the Commission on Form 10-Q and current reports filed by the Company thereafter with the Commission on Form 8-K, and all filings under Regulation 14(A) and 14(C) any and all facts (to the extent the Company can now reasonably foresee), which materially and adversely affect, or may so affect the business, operations or financial condition of the Company and its Consolidated Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under the Financing Documents.

         4.13 Capitalization. The Company's authorized capital stock consists of 50,000,000 shares of common stock, 4,393,009 of which are outstanding on the date hereof, and 1,000,000 shares of preferred stock, none of which are outstanding on the date hereof. Except for (i) the Notes, (ii) certain Notes to Brunswick, and (iii) options to purchase 404,964 shares of common stock pursuant to employee benefit plans as in effect on the Closing Date hereof, the Company does not have any commitments, agreements or obligations to issue common stock on securities exercisable, convertible or exchangeable for common stock. The Company has reserved a sufficient number of shares of common stock for the issuance of common stock upon the conversion of the Notes at the conversion price in effect on the Closing Date.

         4.14 Non-Existence of Defaults. Except as set forth in Schedule 4.14, neither the Company nor any of its Subsidiaries is in default with respect to any material amount of its existing Debt.

         4.15 Capital. All issued shares and all outstanding shares in the Company's Subsidiaries as reflected in the Company's financial statements are validly issued pursuant to proper authorization of the board of directors of such Subsidiary and are fully paid, and non-assessable. All of the Company's and its Subsidiaries' issued shares and outstanding capital stock are fully paid and non-assessable. The shares of the Company's common stock issuable upon conversion of the Notes will be fully paid and non-assessable when issued in accordance with the terms of this Agreement and the Notes.

         4.16 Solvency. The Company and its Subsidiaries collectively now have capital sufficient to carry on their respective business and transactions and all business and transactions in which they are about to engage and are now solvent and able to pay their debts as they mature, and they now own property having a value, greater than the amount required to pay all outstanding debts of the Company and its Subsidiaries.

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4.17 Accuracy of Statements.  Neither this Agreement,  nor any statement,  list, certificate or other information furnished or to be furnished by or on behalf of the Company to the Shareholder Purchasers in connection with this Agreement or any of the transactions contemplated hereby, nor any annual, quarterly or current report or proxy statement filed by the Company with the Commission contains or, if filed or delivered on or prior to the Closing Date, will contain any untrue statement of a material fact regarding the Company, or omits or, if filed or delivered on or prior to the Closing Date will omit to state a material fact necessary to make the statements regarding the Company contained herein or therein, in light of the circumstances in which they are made, not misleading.

                                   ARTICLE V

          REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER PURCHASERS

Each Shareholder Purchaser represents and warrants to the Company as follows:

         5.1 Authorization and Enforceability. The Shareholder Purchaser has taken all action necessary to permit it to execute and deliver this Agreement and to carry out the terms hereof. This Agreement constitutes a legal, valid and binding obligation of the Shareholder Purchaser, enforceable against the Shareholder Purchaser in accordance with its terms.

         5.2 Government Approvals. To the best of the Shareholder Purchaser's knowledge, the Shareholder Purchaser is not required to obtain any order, consent, approval or authorization of, or to make any declaration or filing with, any governmental agency in connection with the execution and delivery of this Agreement and the other documents and instruments to be executed by it pursuant hereto or thereto or the consummation of the transactions contemplated hereby and thereby.

         5.3 Brokers. The Shareholder Purchaser is not obligated to any broker or finder or other person, and the Shareholder Purchaser has not retained any broker or finder or other person, who is entitled to any broker's or finder's fee or any other commission or financial advisory fee in connection with the transactions contemplated hereby.

                                   ARTICLE VI

                         COMPLIANCE WITH SECURITIES LAWS

Each Shareholder Purchaser represents and warrants to the Company as follows:

         6.1 Investment Intent of the Shareholder Purchaser. The Shareholder Purchaser represents and warrants to the Company that it is acquiring the Notes and, upon issuance in accordance with this Agreement, the Underlying Shares for its own account, with no present intention of selling or otherwise distributing the same to the public.

         6.2 Status of Notes. The Shareholder Purchaser has been informed by the Company that neither the Notes nor the Underlying Shares have been (or will be) registered under the Securities Act or under any state securities laws (except

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pursuant  to Article XI of this  Agreement)  and are being  offered  and sold in reliance upon federal and state exemptions for transactions not involving any public offering.

         6.3 Status of the Shareholder Purchaser. The Shareholder Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         6.4 Transfer. Subject to the restrictions of Article IX:

                  (a) The Notes and the Underlying Shares may be transferred, without the need for the Company's consent, pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or 144A promulgated under the Securities Act (or any similar rule then in force) or (iii) subject to the conditions set forth in Sections 6.4(b) and (c), any other legally available means of transfer.

                  (b) In connection with any transfer of any Notes or Underlying Shares described in Section 6.4(a)(iii), the holder of Notes or Underlying Shares shall deliver written notice to the Company and the holders of Senior Indebtedness describing in reasonable detail the proposed transfer, together with an opinion of counsel to the effect that such transfer may be effected without registration of such Notes or Underlying Shares under the Securities Act; provided that no opinion of counsel shall be needed with respect to a transfer to a Subsidiary or Affiliate of a holder of Notes or Underlying Shares. Promptly upon receipt of such written notice and, if applicable, opinion, the Company shall prepare and deliver new instruments for the Notes or Underlying Shares being transferred. Promptly upon receipt of any opinion to the effect that no subsequent transfer of Notes or Underlying Shares shall require registration under the Securities Act, the Company shall prepare and deliver in connection with the consummation of the proposed transfer, new instruments for the Notes or Underlying Shares being transferred that do not bear the legend referred to in Section 6.4(c).

                  (c) Except as provided in Section 6.4(b), each Note shall be imprinted with a legend substantially in the form set forth at the top of Exhibit A hereto.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

         7.1 Conditions Precedent to the Shareholder Purchaser's Obligations. The obligations of the Shareholder Purchasers to purchase Notes are subject to satisfaction (or written waiver) at or prior to the Closing of the following conditions:

                  (a)  The   representations   and  warranties  of  the  Company
         contained herein shall be true and correct when made and at the Closing Date;

                  (b) No action, suit, investigation or proceeding shall be pending or threatened before any court or governmental agency to restrain, prohibit, collect damages as a result of or otherwise challenge this Agreement or any Note or any transaction contemplated hereby or thereby;

                  (c) Except as set forth in Schedule 4.14, no Event of Default or Default shall have occurred and be continuing. In addition, the Company shall have received and provided to the Shareholder Purchasers a written consent signed by each of the lenders of the Senior Indebtedness, in form and substance satisfactory to the Shareholder Purchasers, consenting to this Agreement, the Notes and the transactions contemplated thereby and confirming that no event of default or default shall occur under the agreements governing the Senior Indebtedness as a result of the Company entering into the Agreement or the Notes or performing its obligations thereunder. The Company shall have received and provided to the Shareholder Purchasers a waiver signed by each of the lenders of the Senior Indebtedness, in form and substance satisfactory to the Shareholder Purchasers, waiving all then existing events of default or defaults under the agreements governing the Senior Indebtedness;

                  (d) All governmental and third party approvals necessary or advisable in connection with the Note, this Agreement and the transactions contemplated hereby and thereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Note, this Agreement or the transactions contemplated hereby and thereby;

                  (e) There shall have been no disruption or adverse change after the date hereof in the United States financial or capital markets generally, as reasonably determined by the Shareholder Purchasers;

                  (f)  The  Company  shall  have  delivered  to the  Shareholder
         Purchasers:

                           (i) certificates of a duly authorized  officer of the
                  Company dated as of the Closing Date (A) stating that the conditions set forth in clauses (a) through (c) and (e) of this Section 7.1 have been satisfied, (B) setting forth the resolutions of the board of directors of the Company authorizing the execution and delivery of this Agreement and the Note and the consummation of the transactions contemplated hereby and thereby and certifying that such resolutions were duly adopted and have not been rescinded or amended and (C) certifying as to the incumbency of the officers of the Company authorized to sign this Agreement and the other Financing Documents along with a specimen signature of each such officer;

                           (ii)   copies  of  the   Company's   Certificate   of
                  Incorporation, certified by the Secretary of State of the State of Texas, and the Company's By-Laws, certified by the Secretary of the Company; and

                           (iii)   such   other   documents   relating   to  the
                  transactions contemplated hereby as the Shareholder Purchasers may reasonably request.

                                  ARTICLE VIII

                            COVENANTS OF THE COMPANY

The Company agrees that, so long as a Shareholder Purchaser has any obligation to purchase Notes or while any Notes remain outstanding:

         8.1 Information. The Company will deliver to the Shareholder Purchaser and each holder of Notes:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated balance sheets of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Commission by Ernst & Young LLP or other independent public accountants of nationally recognized standing and certified as to fairness of presentation and consistency by an Authorized Financial Officer of the Company;

                  (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, condensed consolidated balance sheets of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related condensed consolidated statements of income and cash flows for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments and condensation pursuant to the rules of the Commission) as to the fairness of presentation and consistency by an Authorized Financial Officer of the Company;

                  (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of an Authorized Financial Officer of the Company (i) setting forth in reasonable detail and including the calculations required to establish whether the Company was in compliance with the requirements of Sections 8.6, 8.7, 8.8, 8.9 and 8.12 hereof on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

                  (d) promptly upon the occurrence of any Default, a certificate of an Authorized Financial Officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

                  (e) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

                  (f)  promptly   upon  the  filing   thereof,   copies  of  all
         registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the Commission;

                  (g) if and when any member of the ERISA Group (i) provides or is required to provide notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has provided or is required to provide notice of any such reportable event, a copy of the notice of such reportable event provided or required to be provided to the PBGC, (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice, (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice, (iv) applies for a waiver of the minimum funding standards under Section 412 of the Internal Revenue Code with respect to any Plan, a copy of such application, (v) gives notice of intent to terminate any Plan under
         Section 4041(c) of ERISA, a copy of such notice and such other information as is filed with the PBGC in connection therewith, (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice, (vii) receives notice from the PBGC or any plan administrator of an intent to impose liability on any member of the ERISA Group with respect to any Other Plan on account of a transaction described in Section 4069 or 4212(c) of ERISA, a copy of such notice, (viii) receives notice from the PBGC or any plan administrator of an intent to impose liability on any member of the ERISA Group with respect to any Other Plan on the basis that such member of the ERISA Group is a member of the "controlled group" with respect to such Other Plan under Section 412(c)(11) of the Internal Revenue Code or Section 4001(a)(14) of ERISA, a copy of such notice, or
         (ix) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under Section 302(f) of ERISA or Section 401(a)(29) or 412(n) of the Internal Revenue Code, a certificate of an Authorized Financial Officer of the Company setting forth all material and relevant details as to such occurrence or event and the action, if any, which the Company or the applicable member of the ERISA Group proposes or, after consultation with counsel, believes that it is required to take;

                  (h) as soon as available and in any event within 45 days prior to the commencement of each fiscal year, budgets of the Company and its Subsidiaries prepared in good faith detailing proposed expenditures and revenues for such upcoming fiscal year; and

                  (i) from time to time such additional information regarding the financial position or business of the Company or any of its Subsidiaries as any holder of Notes may reasonably request.

         8.2 Maintenance of Property; Insurance. The Company will keep, and will cause each of its Subsidiaries to keep, all property necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (a) The Company will, and will cause each of its Subsidiaries to, maintain (either in the name of the Company or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention and self insurance) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business. The Company will furnish to the holders of the Notes, upon request, information presented in reasonable detail as to the insurance so carried.

         8.3 Compliance with Laws. The Company will comply, and will cause each of its Subsidiaries to comply, with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including Environmental Laws and ERISA and the rules and regulations thereunder) (except
(i) where the failure to so comply would not materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Subsidiaries and would not in any manner draw into question the validity of any Financing Document or (ii) where the necessity of compliance therewith is contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles) and will maintain and cause each of its Subsidiaries to maintain all governmental licenses, approvals, authorizations and consents necessary for the conduct of the business of the Company and its Subsidiaries (except where the failure to maintain such governmental licenses, approvals, authorizations and consents would not materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Subsidiaries and would not in any manner draw into question the validity of any Financing Document).

         8.4 Inspection of Property, Books and Records. The Company will keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and will permit, and will cause each such Subsidiary to permit, representatives of any holder of Notes to visit and inspect any of its properties, to examine and make abstracts from any of its books and records (excluding confidential manufacturer contracts or other such similar data) and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and upon reasonable notice to the Company and as often as may reasonably be desired; provided that (i) unless an Event of Default shall have occurred and be continuing, the Company shall not be obligated to pay the expenses of the holders' respective representatives and (ii) the Company will have an opportunity to participate in any discussions that take place between representatives of any holder of Notes and the Company's independent public accountants.

         8.5 Ownership of Stock of Wholly-Owned Subsidiaries. The Company will at all times maintain, or cause a Wholly-Owned Subsidiary of the Company to maintain, ownership of 100% of each class of voting securities of, and all other equity securities (except for directors' qualifying shares) in, each of its

Subsidiaries that shall be a Wholly-Owned Subsidiary of the Company on the date hereof and each Person that shall become a Wholly-Owned Subsidiary of the Company after the date hereof, except in each case any such Wholly-Owned Subsidiary that shall hereafter be disposed of in its entirety, consolidated or merged with or into the Company or another such Wholly-Owned Subsidiary or liquidated.

         8.6 Investments. Neither the Company nor any of its Subsidiaries will make or acquire after the date hereof any Investment other than:

                  (a) Investments in the Company or in Persons that are Subsidiaries of the Company on the date hereof;

                  (b) Temporary Cash Investments;

                  (c) negotiable instruments endorsed for deposit or collection or similar instruments received or held by the Company or its Subsidiaries in the ordinary course of business; and

                  (d) promissory notes and other Investments received as consideration for facilities sold, provided that the aggregate net book value of all outstanding Investments permitted by this clause (d) shall not, at any time, exceed $2,500,000.

         8.7 Restricted Payments on Stock. Neither the Company nor any of its Subsidiaries shall (a) declare or make any dividend payment or other distribution on any capital stock of the Company (other than dividends payable solely in shares of the Company's capital stock) or (b) declare or make any payment on account of the purchase, redemption, retirement or acquisition of the Company's capital stock.

         8.8 Maximum Debt to Tangible Net Worth. The Company will maintain as of the last day of each fiscal quarter ending on or after September 30, 2001 a ratio of (a) Debt (less the Notes contemplated herein) to (b) Tangible Net Worth of not more than Four and One-Half to One (4.5:1.0). "Tangible Net Worth" means the book value of the Company's assets less liabilities (including as liabilities all reserves for contingencies and other potential liabilities), excluding from liabilities all unearned income and excluding from such assets all Intangibles. "Intangibles" means and includes general intangibles (as that term is defined in the Uniform Commercial Code; accounts receivable and advances due from officers, directors, member, owner, employees, stockholders and affiliates; leasehold improvements net of depreciation; licenses; good will; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs.

         8.9 Senior Indebtedness Outstanding. The Company will not permit the aggregate outstanding principal amount of Senior Indebtedness at any time to exceed $110,000,000 plus seasonal or temporary increases.

         8.10 Consolidations, Mergers and Sales of Assets. Neither the Company nor any of its Subsidiaries will (i) consolidate or merge with or into any other Person, unless the Company or, except in the case of a merger or consolidation to which the Company is a party, a Wholly-Owned Subsidiary of the Company is the surviving corporation or (ii) sell, lease or otherwise transfer all or any substantial part of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person, provided that this Section 8.10 shall not apply to mergers, dissolutions, reorganizations or liquidations of Subsidiaries of the Company that have disposed of all or substantially all of their assets.

         8.11 Changes to the Company's Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any business other than the Retail Marine Business.

         8.12 Lease Conversions. With the exception of the Company's operations in Knoxville, Tennessee and in New Orleans, Louisiana, the Company will not, and will not permit any of its Subsidiaries to, make any Lease Conversion in any calendar year unless:

                  (ii) the aggregate consideration paid or to be paid by the Company and its Subsidiaries in connection with the termination of leases or the acquisition of facilities and related property pursuant to such Lease Conversion and all other Lease Conversions made during such calendar year would not exceed $250,000 net of any financing; and

                  (iii) to the extent such Lease Conversion is financed or will be financed with Debt of the Company or any of its Subsidiaries, such Debt is incurred within one year of such Lease Conversion.

         8.13 Transactions with Affiliates. Exclusive of management services, financing activities and other business activities conducted pursuant to written agreements with the Company or one of its Subsidiaries signed prior to September 1, 2001, the Company will not, and will not permit any of its Subsidiaries to, enter into any transaction or arrangement with any Affiliate, other than the Company or any of its Subsidiaries (including the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's (as the case may be) business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

         8.14  Senior  Indebtedness  Consent.  Prior to the  Closing  Date,  the
Company will obtain the consent of the requisite holders of the Senior Indebtedness to allow the issuance and maturity of the Notes, without violating the agreements governing the Senior Indebtedness.

         8.15 Taxes. The Company agrees that any and all payments by the Company hereunder or under the Notes shall be made, free and clear of and without deduction for any and all present or future Taxes (other than Excluded Taxes) now or hereafter imposed on each holder of a Note or its property. If the Company shall be required by law to deduct any Taxes (other than Excluded Taxes) from or in respect of any sum payable hereunder or under the Notes to any holder of a Note, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.15) such holder receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law. For purposes hereof: (x) "Taxes" means, with respect to any Person, any taxes, assessments or other governmental charges on levies imposed upon such Person, such Person's income or any of such Person's properties, franchises or assets; and (y) "Excluded Taxes" means, in the case of payments made to any holder of a Note, net income taxes and franchise taxes in lieu of net income taxes imposed on such Person by its jurisdiction of organization, the jurisdiction in which its office for maintaining its loan is located or any political subdivision of either such jurisdiction or the United States or any state or political subdivision thereof.

                  (a) The Company shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies ("Other Taxes") which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration, or otherwise with respect to, this Agreement or the Notes.

                  (b) The Company shall indemnify each holder of a Note for the full amount of Taxes (other than Excluded Taxes) and Other Taxes
         (including any Taxes (other than Excluded Taxes) and Other Taxes imposed by any jurisdiction on amounts payable under this Section 8.15) paid by such holder of a Note or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such Taxes (other than Excluded Taxes) or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date a holder of a Note makes written demand therefor.

                  (c) Within thirty (30) days after the date of the payment of Taxes (other than Excluded Taxes) or Other Taxes, the Company shall furnish to each holder of a Note at its address specified in Section 13.3, the original or a certified copy of a receipt evidencing payment thereof.

                  (d) Without  prejudice to the survival of any other  agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 8.15 shall survive the payment in full of all obligations with respect to the Notes. 8.16 No Additional Stores. Prior to the Company or its Subsidiaries opening any stores or facilities in addition to those in existence on the date of this Agreement, the Company shall provide projected balance sheets and cash flow projections to the Majority Noteholders for review and approval; if such projections demonstrate to the Majority Noteholders' satisfaction that the new store will be accretive to both net income and operating cash flow by the end of the first 12 months following the opening of such new store, the Majority Noteholders shall not unreasonably withhold such approval.

                                   ARTICLE IX

                                  SUBORDINATION

         9.1 Extent of Subordination. The indebtedness evidenced by the Notes is subject to the terms of three separate Subordination Agreements - Travis Boats, Inc. Indebtedness to Shareholder Purchasers, each dated as of the date hereof, one with respect to Transamerica Commercial Finance Corporation as senior lender, one with respect to Deutsche Financial Services Corporation as senior lender, and one with respect to Brunswick Corporation as senior subordinated lender. No provision of this Section 9.1 shall be deemed to subordinate, to any extent, any claim or right of any holder of the Notes to any claim against the Company by any creditor or any other Person except to the extent expressly provided in the above referenced Subordination Agreements.

                                   ARTICLE X

                                EVENTS OF DEFAULT

         10.1 Events of Default. For purposes of the Notes, an "Event of Default" shall be deemed to have occurred if:

                  (a) the Company fails to pay when due the full amount of interest then accrued and unpaid on any Note or the full amount of any principal payment on any Note;

                  (b) the Company fails to perform or observe any other provision contained in the Notes or in this Agreement and such failure to perform shall continue for 30 days after notice thereof from the holders of the Note to the Company;

                  (c) any representation, warranty or information contained in this Agreement or required to be furnished to any holder of the Notes pursuant to this Agreement, or any writing furnished by the Company to any holder of the Notes, is false or misleading in any material respect on the date made or furnished;

                           (i) the Company makes an  assignment  for the benefit
                  of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company, or of any substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either the Company by any act indicates its approval thereof, consent thereto or acquiescence therein or such petition, application or proceeding is not dismissed within 60 days;

                           (ii) without notice to, and approval by, the Majority
                  Noteholders, any Subsidiary of the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating any Subsidiary of the Company bankrupt or insolvent; or any order for relief with respect to any Subsidiary of the Company is entered under the Federal Bankruptcy Code; or any Subsidiary of the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of any Subsidiary of the Company, or of any substantial part of the assets of any Subsidiary of the Company, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary of the Company) relating to any Subsidiary of the Company under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against any Subsidiary of the Company and either
                  (x) any such Subsidiary of the Company by any act indicates its approval thereof, consent thereto or acquiescence therein or (y) such petition, application or proceeding is not dismissed within 60 days;

                  (d) a judgment in excess of $300,000 is rendered against the Company or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged;

                  (e) the Company or any Subsidiary defaults in the performance of any Senior Indebtedness, if the effect of such default is to cause the demand for payment and any Senior Indebtedness to become due prior to its stated maturity or to permit the holder or holders of any Senior Indebtedness to cause any Senior Indebtedness to become due prior to its stated maturity;

                  (f)  the  financial   ratio   covenants  under  any  agreement
         governing Senior Indebtedness is breached and such breach is not cured (by amendment, waiver or otherwise) within 90 days;

                  (g) the Company or any Subsidiary defaults in the performance of any obligation other than Senior Indebtedness if the effect of such default is to cause an amount exceeding $250,000 to become due prior to its stated maturity or to permit the holder or holders of such obligation to cause an amount exceeding $250,000 to become due prior to its stated maturity; or

                  (h) at any time any Person or group of Persons acting in concert directly or indirectly owns, controls or has the power to vote more than 50% of the shares of Common Stock then outstanding.

         10.2 Consequences of Events of Default.  Subject to the restrictions of
Article IX:

                  (a) If an Event of Default of the type described in Section 10.1(a) or (b) has occurred and continued for 15 days or any other Event of Default has occurred, the interest rate on the Notes shall increase immediately by an increment of 5 percentage points to the extent permitted by law. Thereafter, until such time as no Event of Default exists, the interest rate shall increase automatically at the end of each succeeding 30-day period by an additional increment of 1 percentage point to the extent permitted by law (but in no event shall the interest rate exceed 18%). If any other Event of Default described in Section 10.1(a) or (b) occurs; the interest rate on the Notes shall increase immediately by an increment of 2 percentage points to the extent permitted by law. Any increase of the interest rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Default exists (subject to subsequent increases pursuant to this subparagraph).

                  (b) If an Event of Default of the type described in Section 10.1(d)(i) has occurred, the aggregate principal amount of the Notes (together with all accrued interest thereon and all other amounts payable in connection therewith) shall become immediately due and payable without any action on the part of the holders of the Notes, and the Company shall, subject to Article IX, pay to the holders of the Notes all amounts due and payable with respect to the Notes.

                  (c) If any Event of Default (other than an Event of Default under Section 10.1(d)(i)) has occurred, the Majority Noteholders may declare all or any portion of the outstanding principal amount of the Notes (together with all accrued interest thereon and all other amounts due in connection therewith) due and payable and demand, subject to
         Article IX, payment of all or any portion of the outstanding principal amount of the Notes owned by such holder or holders. The Company shall give prompt written notice of any such demand to the other holders of Notes, each of which may, subject to Article IX, demand payment of all or any portion of such holder's Note and the Company shall also give a copy of such demand to the holders of Senior Indebtedness concurrently with sending such demand to the other holders of Notes. If any holder or holders of the Notes demand immediate payment and all or any portion of such holder's Notes, the Company shall, subject to Article IX, pay to such holder or holders all amounts due and payable with respect to such Notes.

                  (d) Each holder of the Notes shall also have any other rights, subject to Article IX, which such holder may have been afforded under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

                  (e) The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of any Note, and expressly agrees that any Note, or any payment hereunder, may be extended from time to time and that the holder thereof may accept security for any Note or release security for any Note, all without in any way affecting the liability of the Company hereunder.

                                   ARTICLE XI

                               REGISTRATION RIGHTS

         11.1 Piggyback Registrations.

                  (a) If the Company proposes to register any shares of Common Stock or any securities convertible into shares of Common Stock under the Securities Act (other than pursuant to (i) a registration on Form S-4 or any successor form, or (ii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Shares, the Company will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (each, a "Piggyback Notice") and, subject to Section 11.1(b) and (c) below, the Company will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 business days after the date of sending the Piggyback Notice (a "Piggyback Registration"), unless, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgment determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Shares would adversely interfere with such offering, affect the Company's securities in the public markets, or otherwise adversely affect the Company. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

                  (b) If a Piggyback Registration is a primary registration on behalf of the Company and, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgment determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range reasonably acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Shares requested to be included in such Registration and any other securities requested to be included in such registration, pro rata among the holders of Registrable Shares requesting such registration and the holders of such other securities on the basis of the number of securities requested for inclusion in such registration by each such holder.

                  (c)  If a  Piggyback  Registration  is a  demand  registration pursuant to the Subordinated Note Purchase Agreement between the Company and Brunswick Corporation dated as of December 14, 2001 (the "Senior Subordinated Purchase Agreement), and if such Piggyback Registration is not an underwritten offering, the Company determines that, or if such Piggyback Registration is an underwritten offering, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders requesting such registration, the Company will include in such registration (i) first, the securities requested to be included in such registration by the holders of "Registrable Shares" (as defined in the Senior Subordinated Purchase Agreement), (ii) any securities the Company proposes to sell and (iii) the Registrable Shares (as defined in this Agreement) requested to be included in such registration and any other securities requested to be included in such registration, pro rata among the holders of Registrable Shares (as defined in this Agreement) requesting such registration and the holders of such other securities on the basis of the number of shares requested for inclusion in such registration by each such holder.

                  (d) If a Piggyback Registration is a secondary registration other than as described in Section 11.1(c) on behalf of holders of the Company's securities other than the holders of Registrable Shares, and, if the Piggyback Registration is not an underwritten offering, the

         Company determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of securities requesting such registration on the basis of the number of securities requested for inclusion in such registration by each such holder.

                  (e) In the case of an underwritten Piggyback Registration, the
         Company will have the right to select the investment banker(s) and manager(s) to administer the offering. If requested by the underwriters for any underwritten offerings by Registered Holders, under a registration requested pursuant to Section 11.1(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, which agreement shall contain such representations and warranties by the Company and such other terms which are customarily contained in agreements of this type. The Registered Holders requesting registration shall be a party to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of Registered Holders. The Registered Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Registered Holders and the Registered Holders' intended method of distribution and any other representation or warranties required by law.

         11.2 Demand Registration. The holders of the Registrable Shares, at any time, may require the Company to effect the registration of Registrable Shares pursuant to this Section 11.2; provided that no registration statement shall be required to be initiated or declared effective prior to the date that the Notes may be converted in accordance with the terms of paragraph 3 of the Notes. The right to demand registration under this Section 11.2 may be exercised on two separate occasions; provided, that if a request is withdrawn in accordance with the terms hereof, it shall not be deemed to be a demand for registration. A shelf registration may be demanded pursuant to this Section 11.2. These demand registration rights may only be exercised if the Majority Registered Holders give notice to the Company to the effect that holders of Registrable Shares intend to (i) transfer all or any part of the Registrable Shares or (ii) convert all or any part of the Notes and transfer all or any part of the Registrable Shares issuable upon the conversion thereof under such circumstances that a public distribution (within the meaning of the Securities Act) of the Registrable Shares will be involved, then the Company (A) within 10 days after receipt of such notice shall give written notice of the proposed registration pursuant to this Section 11.2 to the other holders of Registrable Shares and (B) within 45 days after receipt of such notice from the Majority Registered

Holders, shall file a registration statement pursuant to the Securities Act in order that all Registrable Shares of the holders requesting registration thereof either pursuant to the original notice from the Majority Registered Holders give pursuant to this sentence or by written notice given to the Company during such 45-day period, may be sold under the Securities Act as promptly as is practicable thereafter. The Company shall use its best efforts to cause any such registration to become effective as promptly as is practicable and to keep the prospectus included therein current for 135 days after the effective date thereof or until the distribution shall be completed, whichever first occurs; provided, however, that such holders shall furnish the Company with such appropriate information as is required in connection with such registration as the Company may reasonably request in writing. If, at the time the Company receives notice pursuant to this Section 11.2, it would be impossible or impracticable to include the Company's most recent fiscal year-end financial statements as the most recent certified financial statements required to be included in the registration statement, the Company's obligation to effect a registration pursuant to this Section 11.2 shall be suspended until the Company's next fiscal year-end financial statements are due in accordance with applicable securities law regulations applicable to reporting companies, and at which time the Company shall again be required to effect the registration pursuant to this Section 11.2 unless the request for registration has been withdrawn by the Majority Registered Holders. If the managing underwriter for any offering made pursuant to this Section 11.2 (who shall be selected by the Majority Registered Holders, subject to the consent of the Company, which consent shall not be unreasonably withheld) advises the Company in writing that, in its opinion, the inclusion of all of the Registrable Shares requested to be included in such registration by the holders of Registrable Shares would materially adversely affect the distribution of all such securities, then there shall be included in such registration only the shares of the holders of Registrable Shares pro rata based on the number of shares originally proposed to be registered by each holder of Registrable Shares and no other securities of the Company may be included in such registration. In lieu of having its number of Registrable Shares included in the registration reduced pursuant to the previous sentence, any holder of Registrable Shares thereof may, at its sole option, delay its offering and sale for a period not to exceed 120 days after the effective date of such registration as such managing underwriter shall reasonably request. In the event of such delay, the Company shall use its best efforts to effect any registration or qualification under the Securities Act and the securities or blue sky laws of any jurisdiction as may be necessary to permit such prospective seller to make its proposed offering and sale following the end of such period of delay. A registration will not count as a demand registration under this Section 11.2 until it has become effective and the holders of the Registrable Shares participating in the demand registration are able to register and sell at least 90% of the Registrable Shares originally requested to be included in such registration.

         11.3 Registration Procedures.

                  (a) The Company shall promptly notify the Registered Holders of the occurrence of the following events:

                           (iii) when any registration statement relating to the
                  Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

                           (iv) the issuance by the Commission of any stop order
                  suspending the effectiveness of any registration statement relating to the Registrable Shares;

                           (v) the Company's  receipt of any notification of the
                  suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

                           (vi) the existence of any event, fact or circumstance
                  that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

The Company agrees to use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Registered Holder agrees by acquisition of the Registrable Shares that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 11.3(a)(ii), (iii) or (iv) to immediately discontinue its disposition of Registrable Shares pursuant to any registration statement relating to such securities until the Registered Holder's receipt of written notice from the Company that such disposition may be made.

                  (b) The Company shall provide to the Registered Holders, at no cost to the Registered Holders, a copy of the registration statement and any amendment thereto used to effect the registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Registered Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Registered Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the securities exchange or market on which shares of Common Stock are then listed so as to enable the Registered Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act, if applicable.

                  (c) The Company agrees to use its best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Registered Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement.

                  (d) If any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Registered Holders and prepare and furnish to the Registered Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) The Company agrees to use its best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class or series are then listed.

                  (f) The Company agrees to use its best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of
         Section 11(a) of the Securities Act.

                  (g) The Company agrees to cooperate with the selling Registered Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Registered Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

         11.4 Expenses of Registration. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Article XI. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Registered Holders shall be borne by the Registered Holder selling such Registrable Shares. Each Registered Holder shall pay the expenses of its own counsel.

         11.5 Registration Indemnification.

                  (a) The Company will indemnify each Registered Holder, each Registered Holder's officers and directors, and each person controlling such Registered Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the

         Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Registered Holder for inclusion therein.

                  (b) Each Registered Holder, if Registrable Shares held by such holder are included in the securities for which such registration, qualification or compliance is being effected, will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Registered Holder for inclusion therein.

                  (c) Each party entitled to indemnification  under this Section
         11.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 11.5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party, such counsel to be reasonably satisfactory to the Indemnified Party, and the obligation of payment of all expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) In no event shall any Registered Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this
         Section 11.5 in excess of the net proceeds to such Registered Holder of any Registrable Shares sold by such Registered Holder.

         11.6 Information to be Furnished by Registered Holders. Each Registered Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 11.5. If any Registered Holder fails to provide the Company with such information within 20 days of receipt of the Company's request, the Company's obligations under Section 11.1 and 11.2, as applicable, with respect to such Registered Holder or the Registrable Shares owned by such Registered Holder shall be suspended until such Registered Holder provides such information.

         11.7 Rule 144 Sales.

                  (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act so as to enable any Registered Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

                  (b) In connection with any sale, transfer or other disposition by any Registered Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Registered Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Registered Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

         11.8 Survival of Registration Rights. The provisions of this Article XI shall survive any conversion of the Notes and any termination of any other provision of this Agreement or of any of the other Financing Documents.

                                  ARTICLE XII

                          SURVIVAL AND INDEMNIFICATION

         12.1 Survival. Notwithstanding any examination made by or on behalf of any party hereto, the knowledge of any party or the acceptance by any party of any certificate or opinion, each representation and warranty contained herein in Sections 4.1, 4.2, 4.3 and 4.13 (other than as to such matters, if any, as the Majority Noteholders shall have waived in writing) shall survive the Closing for the applicable statute of limitations. All other representations and warranties contained herein shall survive the Closing until the first to occur of (i) payment in full of all interest and premium on the Notes or (ii) December 14, 2004.

         12.2 Indemnification. In consideration of the execution and delivery of this Agreement by the Shareholder Purchasers, the Company agrees to indemnify, exonerate and hold the Purchasers and each holder of a Note and each of the officers, directors, employees and agents of the Purchaser and each such holder (collectively the "Purchaser Parties" and individually each a "Purchaser Party") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including reasonable attorneys' fees and charges (collectively therein called the "Indemnified Liabilities"), incurred by the Purchaser Parties or any of them as a result of, or arising out of, or relating to (i) any transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Notes or (ii) the execution, delivery, performance or enforcement of this Agreement or any other Financing Document by any of the Purchaser Parties, except for any such Indemnified Liabilities as to any Purchaser Party arising on account of such Purchaser Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Nothing set forth above shall be construed to relieve any Purchaser Party from any obligation it may have under this Agreement.

                  (a) Without limiting the provisions of clause (a) above, the Company hereby agrees to reimburse each Purchaser Party for, and indemnify each Purchaser Party against, any and all losses, claims, damages, penalties, judgments, liabilities and expenses (including reasonable attorneys' and consultant's fees) which any Purchaser Party may pay, incur or become subject to arising out of or relating to the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any Hazardous Substance by the Company or any Subsidiary at any real property owned or leased by the Company or any Subsidiary or used by the Company or any Subsidiary in its business or operations.

                  (b) All obligations provided for in this Section 12.2 and in any other indemnity provided any Purchaser Party in any other Financing Document shall survive repayment of the Notes and any termination of this Agreement or any of the other Financing Documents; provided that a notice of the claim must be given to the Company prior to the date the applicable representation or warranty upon which such claim is based expires pursuant to Section 12.1. Nothing in this Article XII in any way limits the provisions of Article XI, including the registration indemnification provisions contained therein, which shall survive and operate in accordance with the terms of that Article.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

         13.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including each subsequent holder of any Note.

         13.2 Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior arrangements or understandings, other than agreements of the Company in respect of certain fee arrangements.

         13.3 Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be (i) delivered in person,
(ii) transmitted by telecopy, (iii) sent by reputable overnight courier or (iv) sent by first class registered or certified mail, postage prepaid, to the recipient at the address or telecopy number set forth below, or such other address or telecopy number as may hereafter be designated in writing by such recipient. Notices shall be deemed given upon personal delivery, three (3) days following deposit in the mail as set forth above, upon acknowledgment by the receiving telecopier or upon receipt from overnight courier.

                  (a) If to the Company:

                        President,
                        Travis Boats & Motors, Inc.Travis Boats & Motors, Inc. 5000 Plaza on the Lake, Suite 250
                        Austin, TX  78746
                        Fax:  (512) 329-0480

If to a Shareholder Purchaser, to the address listed with their name on Annex I.

                  (b) If to subsequent holders of Notes, to such address as such holders shall provide in written notice to the Company.

         13.4 Amendment and Waiver. No amendment to any provision of this Agreement or the Notes shall be effective unless the same shall be approved in writing by all holders of the Senior Indebtedness and shall be in writing and signed by the Company and the Majority Noteholders. Notwithstanding the foregoing, if: (a) any amendment would treat any holder of any Note differently than any other holder of any Note, such amendment shall require the consent of the holder differently treated; and (b) any amendment to this Agreement or the Notes shall postpone or delay any date fixed for any payment of principal, interest or other amounts due on the Notes or under this Agreement, reduce the principal of, or the rate of interest on, or fees or other amounts payable in connection with the Notes, or amend this sentence, such amendment must be signed by the Company and all of the holders of Notes. No such waiver shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by any other party shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

         13.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

         13.6 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement and shall not affect the interpretation hereof.

         13.7 Remedies Cumulative. Except as otherwise provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

         13.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware for contracts made and to be performed in Delaware.

         13.9 No Third Party Beneficiaries.  Except as specifically set forth in
Article IX hereof or otherwise referred to herein, nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto, the holders of Senior Indebtedness and their successors or assigns, any rights or remedies under or by reason of this Agreement.

         13.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         13.11 Confidentiality. The Shareholder Purchasers and each holder of a Note shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by the Company in accordance with their customary procedures for handling confidential information of this nature and, in any event, may make disclosure on the same confidential basis as provided for herein that is reasonably required by any actual or bona fide potential transferee in connection with the contemplated transfer of any Note or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless prohibited by applicable law or court order, each holder of a Note shall promptly notify the Company of any request by any governmental agency or representative thereof for disclosure of any such non-public information prior to disclosure of such information.

         13.12 Limitation of Liability. Under no circumstances and under no legal theory, whether in tort, contract or otherwise, shall any party to this Agreement be liable to any other party to this Agreement for any indirect, special, incidental, exemplary, punitive or consequential damages of any character including, without limitation, damages for lost profits, or any and all other commercial damages or losses arising from or related to this Agreement. Nothing in this Section 13.12 limits (i) the Company's obligations to pay the principal, premium and interest on the Notes, including the default rate of interest, (ii) the express indemnification obligations set forth herein, or
(iii) any other express obligation set forth hereunder.

         13.13 Arbitration. Any dispute, claim or action arising under or relating to this Agreement shall be settled by binding arbitration according to the rules of the American Arbitration Association before a panel of three arbitrators. The location of such arbitration shall be in the city of Chicago, Illinois. Such arbitration shall be conducted under the guidance of the United States Federal Rules of Civil Procedure and the United States Federal Rules of Evidence but the arbitrators (at their discretion) shall not be required to comply strictly with such rules. The arbitrators shall conduct evidentiary and other hearings as they deem necessary or appropriate and thereafter shall make their determination as soon as practicable. A full and complete record and transcript of the arbitration proceeding shall be maintained and the judgment of the arbitrators shall be accompanied by the detailed written findings of fact and the conclusions reached by the arbitrators (which findings and conclusions the arbitrators shall be required to make) as well as the arbitrators' reasons for reaching such conclusions. The arbitrators shall give the parties written notice of the decision, with the reasons therefor set out, and shall have thirty

(30) days thereafter to reconsider and modify such decisions if any party so requests within ten (10) days after the decision. Thereafter, the decision of the arbitrators shall be final, binding and non-appealable with respect to all persons, including persons who have failed or refused to participate in the arbitration process, and shall be reviewable only to the extent provided by the American Arbitration Association Rules. The arbitrators shall have the authority to award relief under legal or equitable principles and to allocate responsibility for the costs of such arbitration and to award recovery of attorney's fees and expenses in such manner as is determined to be appropriate by the arbitrators. The arbitration shall be governed by the choice of law provisions set forth in Section 13.8 above. The award of the arbitration panel shall be binding on both parties and judgment upon any award may be entered by a court having competent jurisdiction. The parties will be responsible for their own attorneys' fees, witness fees and their own out-of-pocket expenses. The parties will each pay one-half of the arbitrator's fees and the arbitrator's out-of-pocket expenses.

         13.14 Release of Claims. THE COMPANY HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF LIABILITY OF THE COMPANY TO REPAY THE HOLDERS OF THE NOTES OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY HOLDER OF THE NOTES OR ANY OF THEIR RESPECTIVE SUBSIDIARIES OR AFFILIATES. THE COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES SHAREHOLDER PURCHASERS AND THEIR SUBSIDIARIES AND AFFILIATES AND ALL OF THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE COMPANY MAY NOW OR HEREAFTER HAVE AGAINST SUCH PERSON, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THIS AGREEMENT, THE NOTES OR ANY SALES CONTRACT AND THE NEGOTIATION AND EXECUTION THEREOF.

                                  ARTICLE XIV
                               PURCHASER COVENANTS

         14.1 Tender Offer Covenant. Each Shareholder Purchaser agrees that it will not initiate a tender offer to purchase the Company's common stock for 60 days following the date it provides the Company with notice of intention to convert the Notes if the conversion referenced in such notice (a) represents a conversion of 20% or more of the principal amount of the Notes issued on the Closing Date or (b) taken together with all other conversions that did not previously (individually or with other conversions) trigger such 60 day period pursuant to the terms of this section, in the aggregate represents a conversion of 20% or more of the principal amount of the Notes issued on the Closing Date.

         14.2 Dilution Protection Covenant. The adjustments to Conversion Price set forth in paragraph 3(b) of the Notes shall not apply after the date that is 24 months after the Closing Date if, but only if, the Company is able to demonstrate, to the satisfaction of the Majority Noteholders, in their sole but reasonable discretion, that the Company is in need of additional working capital for general business purposes from equity financing at a per share price less than the Conversion Price and that such financing is not available unless the Majority Noteholders waive the dilution adjustments set forth in paragraph 3(b) of the Notes. Any such waiver of dilution adjustments must be in writing signed by the Majority Noteholders. Any such waiver shall apply only to the equity financing specified in such waiver. The Majority Noteholders have no obligation to waive the dilution adjustments set forth in paragraph 3(b) of the Notes and reserve all rights to enforce such dilution adjustments.

                         *** SIGNATURE PAGES FOLLOW ***

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers as of the date and year first above written.

                                      COMPANY:

                                          TRAVIS BOATS & MOTORS, INC.

                                          By:
                                             -------------------------------
                                             Name:
                                                  --------------------------
                                             Title:
                                                   -------------------------


              *** SHAREHOLDER PURCHASER SIGNATURE PAGES FOLLOW ***

                       SHAREHOLDER PURCHASE SIGNATURE PAGE


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Name of Investor if Entity/Signature if Individual

By:
   --------------------------------------------------------
Title:
      -----------------------------------------------------


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Taxpayer Identification Number

                       SHAREHOLDER PURCHASE SIGNATURE PAGE


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Name of Investor if Entity/Signature if Individual

By:
   --------------------------------------------------------
Title:
      -----------------------------------------------------


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Please type or print name

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Taxpayer Identification Number

                       SHAREHOLDER PURCHASE SIGNATURE PAGE


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Name of Investor if Entity/Signature if Individual

By:
   --------------------------------------------------------
Title:
      -----------------------------------------------------


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Please type or print name

------------------------------------------------------------------
Taxpayer Identification Number

                       SHAREHOLDER PURCHASE SIGNATURE PAGE


------------------------------------------------------------------
Name of Investor if Entity/Signature if Individual

By:
   --------------------------------------------------------
Title:
      -----------------------------------------------------


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Please type or print name

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Taxpayer Identification Number

                       SHAREHOLDER PURCHASE SIGNATURE PAGE


------------------------------------------------------------------
Name of Investor if Entity/Signature if Individual By:
          --------------------------------------------------------
Title:
             -----------------------------------------------------

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Please type or print name

------------------------------------------------------------------
Taxpayer Identification Number

                       SHAREHOLDER PURCHASE SIGNATURE PAGE


------------------------------------------------------------------
Name of Investor if Entity/Signature if Individual

By:
   --------------------------------------------------------
Title:
      -----------------------------------------------------


------------------------------------------------------------------
Please type or print name

------------------------------------------------------------------
Taxpayer Identification Number

                       SHAREHOLDER PURCHASE SIGNATURE PAGE


------------------------------------------------------------------
Name of Investor if Entity/Signature if Individual

By:
   --------------------------------------------------------
Title:
      -----------------------------------------------------


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Please type or print name

------------------------------------------------------------------
Taxpayer Identification Number

                       SHAREHOLDER PURCHASE SIGNATURE PAGE


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Name of Investor if Entity/Signature if Individual

By:
   --------------------------------------------------------
Title:
      -----------------------------------------------------


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Taxpayer Identification Number

                                     ANNEX I
                             SHAREHOLDER PURCHASERS



                     Name and Address                     Principal Amt.
                 of Shareholder Purchasers                    of Notes

                      E. D. Bohls                           $150,000.00
                      1301 South IH 35, Suite 200
                      Austin, Texas  78741
                      Fax No.:  512-447-2392

                      James C. Bohls                         $25,000.00
                      5902 Padre Cove
                      Austin, Texas  78731
                      Fax No.:  512-342-2210

                      Rex Bohls through                     $100,000.00
                      Echo Bay, Ltd.
                      1301 South IH 35, Suite 200
                      Austin, Texas  78741
                      Fax No.:  512-447-2392

                      Stephen W. Gurasich                   $150,000.00
                      G, S, D & M Advertising
                      828 West 6th Street
                      Austin,  Texas 78703
                      Fax No.: 512-427-4750

                      Robert C. Siddons                     $300,000.00
                      724 Vanguard
                      Austin, Texas  78734
                      Fax No.:  512-481-1982

                      Joseph E. Simpson through             $300,000.00
                      JE Simpson Family Partners, LP
                      Route 1, Box 136
                      San Saba, Texas  76877
                      Fax No.:  915-372-6548

                      Ronnie L.  Spradling                  $150,000.00
                      Travis Boats & Motors, Inc.
                      5000 Plaza on the Lake #250
                      Austin, Texas  78746
                      Fax No.:  512-329-0480

                      Mark T. Walton through                $125,000.00
                      Walton Investments, Ltd.
                      9634 Vista View
                      Austin, Texas  78750
                      Fax No.:  512-329-0480

                      --------------------------------- ------------------
                                                TOTAL     $1,300,000.00
                      --------------------------------- ------------------

                                    ANNEX II

                                   DEFINITIONS

"Affiliate" means any Person (other than the Company, any Subsidiary of the Company or any Purchaser or other holder of Notes) (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company or (b) which is the "beneficial owner" (pursuant to Rule 13d-3 or 13d-5 of the Securities Exchange Act of 1934, as in effect on the date hereof) of 10% or more of any class of Voting Stock of the Company. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting stock, by contract or otherwise.

"Agreement" has the meaning set forth in the preamble.

"Authorized Financial Officer" of any Person means the Chief Financial Officer, Treasurer or Controller of such Person.

"Base Financials" means the consolidated balance sheet of the Company and its Consolidated Subsidiaries as of September 30, 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended, together with the notes thereto, included in the Company's Form 10-K for the year ended September 30, 2000 and reported on without qualification by Ernst & Young LLP.

"Brunswick Note" has the meaning set forth in the preamble.

"Business Day" means a day on which commercial banking institutions are required to be open for business in Chicago, Illinois and New York, New York.

"Closing" has the meaning set forth in Section 3.1.

"Closing Date" has the meaning set forth in Section 3.1.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Company's common stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

"Company" has the meaning set forth in the preamble.

"Consolidated Net Income" means, for any period, the net income (loss) (calculated (a) before preferred and common stock dividends and (b) exclusive of the effect of any extraordinary or other material non-recurring gain or loss outside the ordinary course of business) of the Company and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

"Consolidated Subsidiary" means, with respect to any Person and at any date, any of its Subsidiaries or any other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

"Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all obligations of such Person with respect to letters of credit and similar instruments, including obligations under reimbursement agreements, (vi) all mandatorily redeemable preferred stock of such Person, (vii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and
(viii) all Debt of others Guaranteed by such Person.

"Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

"Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

"Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment, including ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

"ERISA" means the Employee Retirement Income Security Act of 1974.

"ERISA Group" means the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Internal Revenue Code.

"Event of Default" has the meaning set forth in Section 10.1.

"Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time-to-time.

"Excluded Taxes" has the meaning set forth in Section 8.15(a).

"Financing Documents" means this Agreement and the Notes.

"Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without liming the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

"Hazardous Substance" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hyrdrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

"Indemnified Liabilities" has the meaning provided in Section 12.2(a).

"Shareholder Purchaser" has the meaning provided in the preamble.

"Intangibles" has the meaning provided in Section 8.8.

"Internal Revenue Code" means the Internal Revenue Code of 1986.

"Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guarantee, time deposit or otherwise.

"Lease Conversion" means any acquisition by the Company or any of its Subsidiaries of a facility and related property that had theretofore been leased by the Company or any such Subsidiary and that the Company or any of its Subsidiaries continues to operate.

"Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Company or any of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

"Majority Noteholders" means holders of more than 50% of the aggregate outstanding principal amount of the Notes.

"Majority Registered Holders" means the holders of a majority of the total Registrable Shares.

"Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

"Notes" has the meaning set forth in Section 2.1(a).

"Other Plan" means an employee pension benefit plan (other than a Plan or a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code.

"Other Taxes" has the meaning set forth in Section 8.15(b).

"PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

"Person" means an individual, a corporation, limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group.

"Purchaser" has the meaning set forth in the preamble.

"Purchaser Parties" has the meaning set forth in Section 12.2(a).

"Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Registered Holders of Registrable Shares and the declaration or ordering of the effectiveness of such registration statement by the Commission.

"Registered Holders" means the holders of Underlying Shares.

"Registrable Shares" shall mean the Underlying Shares, except that as to any particular Underlying Shares, once issued such securities shall cease to be Registrable Shares when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (b) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act.

"Registration Expenses" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Sections 11.1 and 11.2 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses relating to compliance with federal and state securities laws (including, without limitation, reasonable fees and disbursements of the Company's counsel in connection with state securities qualifications of the Registrable Shares under the laws of such jurisdictions as the Registered Holders may reasonably designate); (c) printing costs (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

"Retail Marine Business" means the sales and service of recreational boats, motors, trailers and related marine parts and accessories business, and such items or services reasonably incidental thereto, including financing, insurance and credit life as are being offered in the ordinary course of business on the date hereof.

"Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

"Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

"Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

"Senior Indebtedness" shall mean obligations of the Company identified as Senior Liabilities in the three separate Subordination Agreements signed by the Shareholder Purchaser as of the date hereof, one with respect to Transamerica Commercial Finance Corporation, one with respect to Deutsche Financial Services Corporation, and one with respect to Brunswick Corporation, and any duly executed amendment, supplement or modification thereto.

"Subsidiary" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

"Tangible Net Worth" has the meaning provided in Section 8.8.

"Taxes" has the meaning provided in Section 8.15(a).

"Temporary Cash Investment" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper with maturities of not more than 180 days rated at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group, (iii) deposit accounts in, and certificates of deposit, repurchase agreements and bankers' acceptances of, United States branches of commercial banks whose unsecured senior long-term debt is rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, in each case maturing within one year from the date of acquisition thereof or (iv) in addition to the accounts and instruments referred to in clause (iii), deposit accounts and certificates of deposit in United States branches of banks insured by the Federal Deposit Insurance Corporation which do not aggregate more than $100,000 in any one bank, except for demand deposits.

"Underlying Shares" means (i) the Common Shares issued or issuable upon exercise of the Notes and (ii) any securities issued or issuable with respect to such shares by way of any stock split, stock dividend, recapitalization or otherwise.

"Voting Stock" means capital stock of any class or classes (however designated) having ordinary voting power for the election of directors of the Company, other than stock having such power only by reason of the happening of a contingency.

"Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the shares of Voting Stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by such Person.

                                    EXHIBIT A



                                  FORM OF NOTES

                   Schedule 4.4(c) - Material Adverse Changes

Statistical data from various industry sources indicates that the overall recreational marine industry has suffered during the 2001 calendar year from a broad slowdown and softness in sales volumes. This has impacted both manufacturers, such as Brunswick Corporation, and retailers such as Travis Boats & Motors, Inc. ("Travis Boats"). Travis Boats has indicated that it expects overall sales volumes during its 2001 fiscal year ending September 30, 2001 to decline in the approximate range of 10-15% from the sales levels posted in its prior fiscal year. Exclusive of the aforementioned industry issues and the impact thereof on the sales and financial operations filed with the Securities and Exchange Commission (the "SEC") subsequent to September 30, 2001 and as reasonably projected in ProForma financial data submitted herewith by Travis Boats, there has been no material adverse change in the business, financial position, results of operations or prospects of the Company since September 30, 2000.

The Company has historically been, and is expected to be highly influenced by seasonality and the fluctuations in sales and operating performance resultant therefrom. The impact of such seasonality may be negatively impacted by the terror events impacting the United States on September 11, 2001 or any future terroristic events that may target the United States or its citizens. This may include not only the impact on sales and operating performance but also the possibility of damage or interruptions to operations occurring that is not covered under the insurance coverages historically obtained and available to the Company.

The Company's master agreement to purchase outboard engines and related products from Brunswick Corporation has expired. Current purchases are made under a temporary renewal of the master agreement which expires on October 29, 2001. In the event that the agreement is not renewed or the prices charged thereunder are modified it could have a material adverse impact on the Company.

The Company has listed other Risk Factors which may impact sales and financial operations in its Report on Form 10-K form the fiscal year ended September 30, 2000 and in subsequent quarterly Reports on Form 10-Q filed with the SEC.

            Schedule 4.14 - Material Defaults on Senior Indebtedness

Effective, January 16, 2001, the Company amended and restated its borrowing agreements with TDF and DFS to provide for the waiver and modification of certain ratio levels for each quarterly period through and including September 30, 2001. The amended borrowing agreements, which mature in January 2003, continue to provide for a total of $110 million in inventory floor plan financing and working capital borrowings. Interest on the borrowing agreements is at variable rates ranging from the lender's daily prime rate minus 0.25% to LIBOR plus 3.0%, fixed for each 30 day period.

Effective with the company's financial results for the period ended March 31, 2001, the Company was in violation of several financial ratio covenants with TDF and DFS. The Company has remained out of compliance with the ratio levels required as of the period ended March 31, 2001 and the period ended June 30, 2001 and is currently out of compliance with the ratio levels required as of September 30, 2001. The Company has notified DFS and TDF of non-compliance and has requested the waiver and re-establishment of ratio's with consideration towards the current Company performance and the overall weak industry and economic environments.

Effective as of its March 31, 2001 and June 30, 2001, the Company's operating results were out of compliance with two (2) ratio covenants and a miscellaneous covenant of its Borrowing Agreements with Transamerica Distribution Finance ("TDF") and Deutsche Financial Services ("DFS"):

Interest Coverage Ratio. With respect to the TDF and DFS Borrowing Agreements, the Interest Coverage Ratio requires Travis Boats to maintain, as of the 12 months ended March 31, 2001, an Interest Coverage Ratio of not less than 1.00 to
1.00. Travis Boats' Interest Coverage Ratio for the 12 months ended March 31, 2001 was 0.90 to 1.00 and as such Travis Boats was not in compliance with the Agreement. With respect to the TDF and DFS Borrowing Agreements, Travis Boats was also requires to maintain, as of the 12 months ended June 30, 2001, an Interest Coverage Ratio of not less than 1.15 to 1.00. Travis Boats' Interest Coverage Ratio for the 12 months ended June 31, 2001 was 0.60 to 1.00 and as such Travis Boats was not in compliance with the Agreement.

Fixed Charge Coverage Ratio. With respect to the TDF and DFS Borrowing Agreements, the Fixed Charge Coverage Ratio requires Travis Boats' to maintain, as of the 12 months ended March 31, 2001, a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00. Travis Boats' Fixed Charge Coverage Ratio for the 12 months ended March 31, 2001 was 1.10 to 1.00 and as such Travis Boats was not in compliance with the Agreement. With respect to the TDF and DFS Borrowing Agreements, Travis Boats was also required to maintain, as of the 12 months ended June 30, 2001, a Fixed Charge Coverage Ratio of not less than 1.35 to
1.00. Travis Boats' Fixed Charge Coverage Ratio for the 12 months ended June 30, 2001 was 0.90 to 1.00 and as such Travis Boats was not in compliance with the Agreement.

Default Under Other Agreements. The Borrowing Agreements are cross- defaulted, thus lack of compliance under one agreement constitutes lack of compliance under the other agreement.


                                      S-2